UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Cocrystal Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COCRYSTAL PHARMA, INC.
19805 N. Creek Parkway
Bothell, Washington 98011

D52349-P56570

Your **Vote** Counts!

COCRYSTAL PHARMA, INC.

2021 Annual Meeting

Vote by June 15, 2021
11:59 PM ET

You invested in COCRYSTAL PHARMA, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual stockholders’ meeting to be held on June 16, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper of email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 16, 2021 2:00 PM, ET
Virtually at: www.virtualshareholdermeeting.com/COCP2021

*Please check the meeting materials for any special requirements for meeting attendance.

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Pease follow the instructions on the reverse side on how to access the proxy materials and to vote on these important matters.

Voting Items	Board Recommends

1.	Elect five directors for a one year term expiring at the next annual meeting of stockholders. Nominees: 01) Gary Wilcox 04) Roger Kornberg 02) Phillip Frost 05) Steve Rubin 03) Anthony Japour	For
2.	Ratify the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2021.	For
3.	Approve an amendment to the Certificate of Incorporation of the Company to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 shares to 150,000,000 shares.	For
4.	Approve an amendment to the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock authorized for issuance under the 2015 Plan from 5,000,000 to 10,000,000 shares.	For
5.	Advisory vote to approve the compensation of the Company’s named executive officers.	For
6.	Advisory vote to approve the frequency with which the stockholders shall vote to approve executive compensation.	3 Years
7.	Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.	For
NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.